ARTISAN FUNDS, INC.
                       SUPPLEMENT DATED FEBRUARY 20, 2004
           TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)
                             DATED JANUARY 30, 2004

                          IMPOSING A REDEMPTION FEE ON
                           ARTISAN INTERNATIONAL FUND

Effective May 1, 2004, Artisan International Fund will impose a short-term trading fee on redemptions of Investor Shares held for 90 days or less. Portions of the Investor Shares prospectus are amended to read as described below.

The following sentences replace the last sentence of the first paragraph on the inside front cover page of the Artisan Funds' Investor Shares prospectus:

   However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets, and you may incur a 2% redemption fee if you redeem or exchange shares you have held 90 days or less from Artisan International Fund, Artisan International Small Cap Fund or Artisan International Value Fund. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less.

The following table and footnote 1 replace the "Shareholder Fees" table and footnote 1 on page 24 of the Artisan Funds' Investor Shares prospectus:


   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


   FEES                         INT'L  INT'L SMALL CAP  INT'L VALUE   MID CAP   MID CAP VALUE  SMALL CAP  SMALL CAP VALUE
   ----------------------------------------------------------------------------------------------------------------------
   MAXIMUM SALES CHARGE (LOAD)
   IMPOSED ON PURCHASES         None        None            None       None          None        None          None
   EXCHANGE FEE                 None(1)     None(1)         None(1)    None          None        None          None
   REDEMPTION FEE               2.00%(1)    2.00%(1)        2.00%(1)   None          None        None          None
   ----------------------------------------------------------------------------------------------------------------------


   (1) Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund will charge you a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less. For more information about the redemption fee, see "Shareholder & Account Procedures - Redemptions (Selling Shares)."

The following sentences replace the second to the last sentence of the first paragraph under the caption "AUTHORIZED AGENTS" on page 46 of the Artisan Funds' Investor Shares prospectus:

   If you buy or redeem shares through an authorized agent, you will pay or receive the Fund's NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent and, if applicable, the 2% redemption fee imposed by Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less.

The following paragraph replaces the last paragraph under the caption "AUTHORIZED AGENTS" on page 46 of the Artisan Funds' Investor Shares prospectus:

   Each Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements, or the 2% redemption fee on Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund shares held for 90 days or less, for any account held through an authorized agent.

The following paragraph replaces the third bullet point under the caption "REDEMPTIONS (SELLING SHARES)" on page 47 of the Artisan Funds' Investor Shares prospectus:

   o If you redeem or exchange shares of Artisan International Small Cap Fund or Artisan International Value Fund that you have held 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund. Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund reserve the right to waive or reduce the 2% redemption fee under certain circumstances deemed appropriate by the Fund. The Funds currently waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or intermediaries. The redemption fee does not apply to redemptions of shares purchased through reinvestment of dividend distributions. Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund also will not impose the redemption fee on redemptions initiated by that Fund. Waivers of the redemption fee are reported to the board of directors of Artisan Funds.

The following paragraph replaces the second bullet point under "SHAREHOLDER & ACCOUNT PROCEDURES (CONTINUED)" on page 48 of the Artisan Funds' Investor Shares prospectus:

   o If you place a redemption order through an authorized agent, your redemption proceeds will reflect the NAV per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent and the 2% redemption fee imposed by Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund on shares held 90 days or less (if applicable). Each Fund reserves the right to waive or reduce the 2% redemption fee on Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund shares held for 90 days or less.

The following paragraph replaces the second to the last bullet point under the caption "TELEPHONE EXCHANGE PLAN" on page 52 of the Artisan Funds' Investor Shares prospectus:

   o Artisan International Small Cap Fund and Artisan International Value Fund will charge you a 2% redemption fee on exchanges of shares owned for 90 days or less. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less.



Case Label #530100                                               2/20/04 - A4022

                              ARTISAN FUNDS, INC.
                       SUPPLEMENT DATED FEBRUARY 20, 2004
        TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Institutional Shares)
                             DATED JANUARY 30, 2004

                          IMPOSING A REDEMPTION FEE ON
                           ARTISAN INTERNATIONAL FUND

Effective May 1, 2004, Artisan International Fund will impose a short-term trading fee on redemptions of Institutional Shares held for 90 days or less. Portions of the Institutional Shares prospectus are amended to read as described below.

The following sentence replaces the last sentence of the second paragraph on the cover page of the Artisan Funds' Institutional Shares prospectus:

   However, you bear your share of annual fund operating expenses (including the investment management fee) which are deducted from Fund assets and, for Artisan International Fund, you may incur a redemption fee for any redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less.

The following table replaces the "Shareholder Fees" table on page 9 of the Artisan Funds' Institutional Shares prospectus:

   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

   FEES                                                INTERNATIONAL     MID CAP
   -----------------------------------------------------------------------------
   MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES        None           None
   Exchange Fee                                            None*          None
   Redemption Fee                                          2.00%*         None
   -----------------------------------------------------------------------------

   *Artisan International Fund will charge you a redemption fee on redemptions
    (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less. For more information about the redemption fee, see "How to Sell (Redeem) Shares."


The following paragraph should be inserted after the third paragraph under the caption "GENERAL REDEMPTION POLICIES" on page 18 of the Artisan Funds' Institutional Shares prospectus:

   Artisan International Fund will charge you a redemption fee on redemptions of shares purchased on or after May 1, 2004 and held 90 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund. Artisan International Fund will waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents and intermediaries. The redemption fee does not apply to shares purchased through reinvestment of dividends and distributions. Artisan International Fund also will not impose the redemption fee on redemptions initiated by the Fund.



Case Label #530099                                          2/20/04 - A4022_inst

                               ARTISAN FUNDS, INC.
                           ARTISAN INTERNATIONAL FUND
                      ARTISAN INTERNATIONAL SMALL CAP FUND
                        ARTISAN INTERNATIONAL VALUE FUND
                              ARTISAN MID CAP FUND
                           ARTISAN MID CAP VALUE FUND
                             ARTISAN SMALL CAP FUND
                          ARTISAN SMALL CAP VALUE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

              January 30, 2004 as supplemented on February 20, 2004

--------------------------------------------------------------------------------


      Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated January 30, 2004 and any supplement to the prospectus. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. The Funds' financial statements for the fiscal period ended September 30, 2003, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds' annual report to shareholders. A copy of the Funds' annual report must accompany delivery of this Statement of Additional Information. A copy of the prospectus for the Funds' Investor Shares can be obtained without charge by calling (800) 344-1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing the Artisan Funds website at WWW.ARTISANFUNDS.COM. A copy of the prospectus for the Institutional Shares of Artisan International Fund and Artisan Mid Cap Fund can be obtained without charge by calling (800) 399-1770 or by writing Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Information about the Funds and Artisan Partners.............................2
Investment Objectives and Policies...........................................2
Investment Techniques and Risks..............................................2
Investment Restrictions.....................................................14
Performance Information.....................................................17
Organization................................................................24
Directors and Officers......................................................25
Principal Shareholders......................................................32
Investment Advisory Services................................................34
Code of Ethics..............................................................36
Distributor.................................................................37
Portfolio Transactions......................................................37
Proxy Voting................................................................40
Purchasing and Redeeming Shares.............................................42
Additional Tax Information..................................................45
Custodian and Transfer Agent................................................47
Independent Auditors........................................................48
Financial Statements........................................................48
Appendix - Description of Bond Ratings.....................................A-1

                INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

      Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

      Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Artisan Partners focuses on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. Each Fund's portfolio management team specializes in its market, with an investment process created and refined through years of experience - an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

      The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.


                       INVESTMENT OBJECTIVES AND POLICIES

      The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the Fund. However, investors in a Fund will receive at least 30 days' prior written notice of any change in a Fund's investment objective.


                         INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

      Under normal market conditions, Artisan International Fund invests at least 65% of its total assets at the time of purchase in securities of non-U.S. companies and Artisan International Small Cap Fund and Artisan International Value Fund each invest at least 80% of their net assets at the time of purchase (plus borrowings for investment purposes) in securities of non-U.S. companies. Each other Fund invests primarily in U.S. companies, but may invest up to 5% of its total assets at the time of purchase in securities of non-U.S. companies. Artisan Partners may consider a company to be from outside the U.S. if (i) its principal securities trading market is outside the U.S.; (ii) alone or on a consolidated basis it derives more of its annual revenue from goods produced, sales made or services performed outside the U.S. than from inside the U.S.; or
(iii) it is organized under the laws of, or has a principal office outside the U.S. By applying these tests, it is possible that Artisan International Fund, Artisan International Small Cap Fund or Artisan International Value Fund could consider a company to be a non-U.S. company, while one of the other Funds considers that same company to be a U.S. company.

      Securities of non-U.S. companies include American Depositary Receipts ("ADRs"), New York Shares, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers. ADRs and New York Shares are receipts, typically issued by a U.S. financial institution (a "depositary"), evidencing ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes called Continental Depositary Receipts ("CDRs"), are receipts, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or a foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S., EDRs are designed for trading in Europe and GDRs are designed for trading in non-U.S. markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareholder communications or exercising its voting rights than it would have with a sponsored depositary receipt. No Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

      With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

      Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

      Although the Funds will try to invest in companies located in and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

      Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. Net asset value of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

      EMERGING MARKETS. Under normal market conditions, Artisan International Fund may invest up to 10% of its total assets at the time of purchase, Artisan International Small Cap Fund may invest up to 25% of its total assets at the time of purchase and Artisan International Value Fund may invest up to 20% of its total assets at the time of purchase in emerging markets securities. Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

      Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

      Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

      Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

      PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises ("Privatizations"). Artisan Partners believes that Privatizations may offer opportunities for significant capital appreciation, and may invest assets of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund in Privatizations in appropriate circumstances. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Debt Securities

      In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

      Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. Each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade (i.e. securities rated BBB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"). However, no Fund currently intends to invest more than 5% of its net assets in debt securities rated below investment grade. See the Appendix for descriptions of rating categories.

      Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

      Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Equity-Linked Warrants

      A Fund may invest in equity-linked warrants, which provide a way for investors to access markets where entry is difficult and time-consuming due to regulation. In a typical transaction, a Fund would buy a warrant from a broker that would entitle the Fund to a return measured by the change in value of an identified underlying security, shares of which are purchased by the broker to hedge its obligation. If the investor exercises the warrant and closes his position, the shares are sold and the warrant redeemed with the proceeds. An equity-linked warrant is a derivative security.

      Each warrant typically represents one share of the underlying stock; therefore, the price, performance and liquidity of the warrant are all linked directly to the underlying stock. The warrants typically can be redeemed for 100% of the value of the underlying stock (less transaction costs). They typically can be exercised at any time.

      There are risks associated with equity-linked warrants. A Fund will bear the full counterparty risk to the issuing broker, although Artisan Partners may mitigate that risk by purchasing only from issuers with high credit ratings. Equity-linked warrants also may have a longer settlement period than the underlying shares and during that time the Fund's assets could not be deployed elsewhere. There currently is no active trading market for equity-linked warrants and they may be illiquid. Certain issuers of warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

Real Estate Investment Trusts (REITs)

      REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

      A Fund may be subject to certain risks associated with a REIT's direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

      Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

      The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

      By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund frequently are rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers which are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

      The Funds may (but generally do not and are not obligated to) use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

      Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Funds may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

      CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

      Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in speculative currency exchange transactions.

      At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      OPTIONS ON SECURITIES AND INDEXES. The Funds may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq stock market.

      An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      A Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

      If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

      A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above).

      A Fund may use futures contracts and options on futures contracts for hedging and risk management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

      A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money1) do not exceed 5% of the Fund's net assets.

      To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, and that amount will be marked-to-market on a daily basis.

      There are risks associated with futures contracts and options on futures contracts including: the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Rule 144A Securities

      The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

-----------------------
1 A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Lending of Portfolio Securities

      Subject to restriction (3) under "Investment Restrictions" in this Statement of Additional Information, each Fund may lend its portfolio securities to broker-dealers and banks. A Fund may lend its portfolio securities to obtain additional income or, in the case of certain foreign securities, to capture a portion of the tax on a dividend to be paid by the issuer of the security that the Fund would not otherwise have the ability to reclaim. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Each of Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may loan portfolio securities in transactions designed to maximize the amount of a dividend received, after taking foreign taxes into account. No Fund currently intends to loan securities having a value greater than 5% of its net assets.

Repurchase Agreements

      Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

      A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

      Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

      A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund's fundamental limitation on borrowing.

      At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

      Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

      Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover


      Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, certain of the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. For the fiscal period (three months) ended September 30, 2003 and for the fiscal years ended June 30, 2003 and 2002, respectively, each Fund's portfolio turnover rates were as follows: Artisan International Fund, 15.23% (not annualized), 37.13% and 50.67%; Artisan International Small Cap Fund, 13.28% (not annualized), 62.79% and 25.14% (from inception on December 21, 2001, not annualized); Artisan Mid Cap Fund, 26.52% (not annualized), 102.85% and 121.14%; Artisan Mid Cap Value Fund, 11.90% (not annualized), 45.55% and 167.70%; Artisan Small Cap Fund, 30.18% (not annualized), 127.41% and 139.72%; and Artisan Small Cap Value Fund, 12.20% (not annualized), 49.57% and 33.59%. For the fiscal period ended September 30, 2003 and for the fiscal period from the commencement of operations (September 23, 2002) through June 30, 2003, the non-annualized portfolio turnover rates for Artisan International Value Fund were 9.30% and 17.42%, respectively. Each of the Funds had a lower turnover rate in the fiscal period ended September 30, 2003 than in prior periods because the period comprised only three months of data compared with the usual twelve months. Artisan Mid Cap Value Fund's decrease in portfolio turnover between fiscal years June 30, 2002 and 2003 was attributable to a number of factors, including general conditions in the securities markets which made it less desirable to change portfolio investments and the fact that a number of changes were made to the portfolio following the change in the portfolio management team in November 2001. Future turnover rates for the Funds may vary greatly from year to year.

      A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

      Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or
(ii) more than 50% of each Fund's outstanding shares) under which a Fund may not:

      (1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

      (2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

      (3) make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

      (4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;2

      (5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      (6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

      (7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

      (8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

      A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund's investment objective.


-----------------------
2 A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

Non-Fundamental Restrictions

      Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

      (a) invest in companies for the purpose of exercising control or management;

      (b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

      (c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

      (d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

      (e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (f) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $3 billion, in each case at the time of investment [Artisan International Small Cap Fund only];

      (g) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the Russell Midcap(R) Index, in each case at the time of investment [Artisan Mid Cap Fund only];

      (h) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of greater than $1.2 billion but less than $10 billion, in each case at the time of investment [Artisan Mid Cap Value Fund only];

      (i) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment [Artisan Small Cap Fund only]; or

      (j) under normal market conditions, invest less than 80% of its net assets plus any borrowings for investment purposes in securities of issuers having aggregate common stock market capitalizations of less than $1.2 billion, in each case taken at the time of investment [Artisan Small Cap Value Fund only].

      A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f), (g), (h), (i) and (j) above.

      For purposes of these investment restrictions, subsequent changes in a Fund's holdings as a result of changing market conditions or changes in the amount of the Fund's total assets does not require a Fund to sell or dispose of an investment or to take any other action.

                             PERFORMANCE INFORMATION

      From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

            Average Annual Total Return is computed as follows:

                  ERV = P(l+T)n

      Where:      P = a hypothetical initial investment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000
                        investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

      The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

          Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                 ATVD = P(l+T)n

      Where:     P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years
                 ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

            Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(l+T)n

      Where:   P = a hypothetical initial investment of $1,000
               T = average annual total return (after taxes on distributions and redemption) n = number of years
          ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

      Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended September 30, 2003 are shown in the tables below. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE CURRENT PERFORMANCE INFORMATION ON THE INVESTOR SHARES OF EACH FUND, VISIT www.artisanfunds.com OR CALL 800.344.1770. FOR MORE CURRENT PERFORMANCE INFORMATION ON THE INSTITUTIONAL SHARES OF ARTISAN INTERNATIONAL FUND AND ARTISAN MID CAP FUND, CALL 800.399.1770. Investors should maintain realistic expectations for future performance.

      ARTISAN INTERNATIONAL FUND - INVESTOR SHARES
      ---------------------------------------------
          Total Returns as of 12/31/03


      -------------------------------------------------------------------------
               BEFORE TAXES                  1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
            Total Return
                                              29.14%     42.85%     162.50%
      -------------------------------------------------------------------------
      Average Annual Total Return             29.14       7.39       12.81
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
           AFTER TAXES ON DISTRIBUTIONS      1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              28.94%     34.35%     136.17%
      -------------------------------------------------------------------------
      Average Annual Total Return             28.94       6.08       11.33
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
         AFTER TAXES ON DISTRIBUTIONS AND    1 YEAR     5 YEAR      LIFE OF
                SALE OF FUND SHARES                                  FUND*
      -------------------------------------------------------------------------
      Total Return
                                              19.17%     32.05%     122.46%
      -------------------------------------------------------------------------
      Average Annual Total Return             19.17       5.72       10.50
      -------------------------------------------------------------------------
      * from December 28, 1995 (commencement of operations)

      ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES
      -------------------------------------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
               BEFORE TAXES                  1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              29.42%     44.35%      82.18%
      -------------------------------------------------------------------------
      Average Annual Total Return             29.42       7.62        9.66
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
         AFTER TAXES ON DISTRIBUTIONS        1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              29.19%     35.46%      63.70%
      -------------------------------------------------------------------------
      Average Annual Total Return             29.19       6.26        7.87
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
         AFTER TAXES ON DISTRIBUTIONS AND    1 YEAR     5 YEAR      LIFE OF
                SALE OF FUND SHARES                                  FUND*
      -------------------------------------------------------------------------
      Total Return
                                              19.40%     33.08%      58.80%
      -------------------------------------------------------------------------
       Average Annual Total Return             19.40       5.88        7.37
      -------------------------------------------------------------------------
      * from the date the class was first offered for sale (July 1, 1997)

      If you were a shareholder of Investor Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return of your Fund shares for the life of the Fund (Investor Shares from inception on December 28, 1995 through June 30, 1997 and Institutional Shares from July 1, 1997 through December 31, 2003) (a) before taxes, (b) after taxes on distributions and
      (c) after taxes on distributions and sale of fund shares would have been
      (a) 166.12% and 13.00%, (b) 138.30% and 11.45% and (c) 124.44% and 10.62%,
      respectively.

      ARTISAN INTERNATIONAL SMALL CAP FUND
      ------------------------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR   LIFE OF FUND*
       -------------------------------------------------------------------------
      Total Return
                                              63.00%     N/A       62.10%
      -------------------------------------------------------------------------
      Average Annual Total Return             63.00      N/A       26.90
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR   LIFE OF FUND*
      -------------------------------------------------------------------------
      Total Return
                                              61.61%     N/A       60.56%
      -------------------------------------------------------------------------
      Average Annual Total Return             61.61      N/A       26.31
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR    5 YEAR   LIFE OF FUND*
              SALE OF FUND SHARES
      -------------------------------------------------------------------------
      Total Return
                                              41.44%     N/A       52.04%
      -------------------------------------------------------------------------
      Average Annual Total Return             41.44      N/A       22.96
      -------------------------------------------------------------------------
      * from December 21, 2001 (commencement of operations)


      ARTISAN INTERNATIONAL VALUE FUND
      --------------------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR   LIFE OF FUND*
      -------------------------------------------------------------------------
       Total Return
                                              56.59%     N/A       65.98%
      -------------------------------------------------------------------------
      Average Annual Total Return             56.59      N/A       48.97
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR   LIFE OF FUND*
      -------------------------------------------------------------------------
      Total Return
                                              55.49%     N/A       64.82%
      -------------------------------------------------------------------------
      Average Annual Total Return             55.49      N/A       48.15
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR    5 YEAR   LIFE OF FUND*
              SALE OF FUND SHARES
      -------------------------------------------------------------------------
      Total Return
                                              37.00%     N/A       55.48%
      -------------------------------------------------------------------------
      Average Annual Total Return             37.00      N/A       41.51
      -------------------------------------------------------------------------
      * from September 23, 2002 (commencement of operations) and not annualized

      The Fund's performance reflects Artisan Partners' agreement to reimburse the Fund for expenses in excess of 2.50% (from inception to 6/30/03) and for expenses in excess of 2.00% (from 7/1/03 to present) of average net assets annually. Artisan Partners' agreement, which may be terminated at any time, has been in effect since the Fund's inception, and those expense reimbursements have had a material impact on the Fund's total return, which would have been lower in the absence of the agreement.

      ARTISAN MID CAP FUND - INVESTOR SHARES
      --------------------------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              31.80%     94.57%     232.53%
      -------------------------------------------------------------------------
      Average Annual Total Return             31.80      14.24       20.26
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              31.80%     88.78%     201.72%
      -------------------------------------------------------------------------
      Average Annual Total Return             31.80      13.55       18.48
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR     5 YEAR      LIFE OF
              SALE OF FUND SHARES                                    FUND*
      -------------------------------------------------------------------------
      Total Return
                                              20.67%     76.69%     175.33%
      -------------------------------------------------------------------------
      Average Annual Total Return             20.67      12.06       16.83
      -------------------------------------------------------------------------
      * from June 27, 1997 (commencement of operations)


      ARTISAN MID CAP FUND - INSTITUTIONAL SHARES
      -------------------------------------------
          Total Returns as of 12/31/03


      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              32.08%      N/A        -2.30%
      -------------------------------------------------------------------------
      Average Annual Total Return             32.08       N/A        -0.66
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              32.08%      N/A        -3.58%
      -------------------------------------------------------------------------
      Average Annual Total Return             32.08       N/A        -1.03
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR     5 YEAR      LIFE OF
              SALE OF FUND SHARES                                    FUND*
      -------------------------------------------------------------------------
      Total Return
                                              20.85%      N/A        -2.69%
      -------------------------------------------------------------------------
      Average Annual Total Return             20.85       N/A        -0.77
      -------------------------------------------------------------------------
      *from the date the class was first offered for sale (July 1, 2000)

If you were a shareholder of Investor Shares prior to July 1, 2000, and your shares were transferred to Institutional Shares on that date, the total return and average annual total return on your investment for the five years ended December 31, 2003 and for the life of the Fund (Investor Shares from inception on June 27, 1997 through June 30, 2000 and Institutional Shares from July 1, 2000 through December 31, 2003)
(a) before taxes, (b) after taxes on distributions and (c) after taxes on distributions and sale of fund shares would have been (a) five years: 96.08% and 14.42%, life of Fund: 235.10% and 20.40%; (b) five years: 90.24% and 13.73%, life of Fund: 204.06% and 18.62%; and (c) five years: 77.93% and 12.21%, life of
Fund: 177.31% and 16.96%, respectively.

      ARTISAN MID CAP VALUE FUND
      --------------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR    5 YEAR   LIFE OF FUND*
      -------------------------------------------------------------------------
      Total Return
                                              36.83%     N/A       40.65%
      -------------------------------------------------------------------------
      Average Annual Total Return             36.83      N/A       13.15
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR    5 YEAR   LIFE OF FUND*
      -------------------------------------------------------------------------
      Total Return
                                              36.36      N/A       39.69%
      -------------------------------------------------------------------------
      Average Annual Total Return             36.36      N/A       12.87
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR    5 YEAR   LIFE OF FUND*
              SALE OF FUND SHARES
      -------------------------------------------------------------------------
      Total Return
                                              24.29%     N/A       34.08%
      -------------------------------------------------------------------------
      Average Annual Total Return             24.29      N/A       11.20
      -------------------------------------------------------------------------
      * from March 28, 2001(commencement of operations)

      The Fund's performance reflects Artisan Partners' agreement to reimburse the Fund for expenses in excess of 2.00% of average net assets annually. Artisan Partners' agreement, which may be terminated at any time, has been in effect since the Fund's inception and those expense reimbursements have had a material impact on the Fund's total return, which would have been lower in the absence of the agreement.

      ARTISAN SMALL CAP FUND
      ----------------------
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              43.52%    34.99%      112.88%
      -------------------------------------------------------------------------
      Average Annual Total Return             43.52      6.18         9.01
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              43.52%    32.79%       88.52%
      -------------------------------------------------------------------------
      Average Annual Total Return             43.52      5.84         7.50
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR     5 YEAR      LIFE OF
              SALE OF FUND SHARES                                    FUND*
      -------------------------------------------------------------------------
      Total Return
                                              28.29%     28.64%      81.50%
      -------------------------------------------------------------------------
      Average Annual Total Return             28.29      5.17         7.04
      -------------------------------------------------------------------------
      * from March 28, 1995 (commencement of operations)

      ARTISAN SMALL CAP VALUE FUND
          Total Returns as of 12/31/03

      -------------------------------------------------------------------------
                  BEFORE TAXES               1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              40.54%    115.47%     109.36%
      -------------------------------------------------------------------------
      Average Annual Total Return             40.54      16.59       12.54
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
          AFTER TAXES ON DISTRIBUTIONS       1 YEAR     5 YEAR      LIFE OF
                                                                      FUND*
      -------------------------------------------------------------------------
      Total Return
                                              40.24%    102.17%      91.85%
      -------------------------------------------------------------------------
      Average Annual Total Return             40.24      15.12       10.98
      -------------------------------------------------------------------------

      -------------------------------------------------------------------------
        AFTER TAXES ON DISTRIBUTIONS AND     1 YEAR     5 YEAR      LIFE OF
              SALE OF FUND SHARES                                    FUND*
      -------------------------------------------------------------------------
      Total Return
                                              26.68%     89.60%      81.17%
      -------------------------------------------------------------------------
      Average Annual Total Return             26.68      13.65        9.97
      -------------------------------------------------------------------------
      * from September 29, 1997 (commencement of operations)

      The Funds impose no sales charges and pay no distribution expenses. Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee on shares sold or exchanged within 90 days of the original purchase. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemptions by exchange) of shares purchased on or after May 1, 2004 and held 90 days or less. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in IPOs. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

      In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indices, averages or accounts differs from the composition of a Fund's portfolio. Comparison of a Fund to an alternative investment should consider differences in features and expected performance. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data.

                                  ORGANIZATION

      The Funds are series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995.

      Artisan International Fund and Artisan Mid Cap Fund offer two classes of shares: Investor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $5 million. The classes of a Fund share pro rata the costs of management of that Fund's portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements. Those arrangements may result in differing expenses of communications to shareholders of the classes in a single Fund. Because of the differing expenses, the Institutional Shares of a Fund generally have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

      The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder returns.

      The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

      All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

      Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

                             DIRECTORS AND OFFICERS

      The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders, until he or she retires or resigns from office or until the election and qualification of his or her successor. The board of directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of the Funds at any meeting of shareholders called for the purpose of removing such director.

      The board of directors elects the officers of Artisan Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time.

      The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years are shown below. Each director and officer serves in such capacity for each of the seven series of Artisan Funds.


                              DATE FIRST
                POSITIONS     ELECTED OR                               OTHER
 NAME AND AGE      HELD       APPOINTED    PRINCIPAL OCCUPATIONS   DIRECTORSHIPS
   AT 1/1/04    WITH FUNDS    TO OFFICE     DURING PAST 5 YEARS         HELD
 ------------   ----------    ---------    ---------------------   -------------


DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

David A. Erne   Director       3/27/95     Partner of the law     Trustee,
60                                         firm Reinhart Boerner  Northwestern
                                           Van Deuren s.c.,       Mutual Life
                                           Milwaukee, WI.         Insurance
                                                                  Company
                                                                  (individual
                                                                  life
                                                                  insurance,
                                                                  disability
                                                                  insurance and
                                                                  annuity
                                                                  company).

Thomas R. Hefty Director       3/27/95     Retired.  Until        None.
56                                         December 2002,
                                           Chairman of the
                                           Board and Chief
                                           Executive Officer
                                           of Cobalt
                                           Corporation (provider
                                           of managed care
                                           and specialty
                                           business services);
                                           Adjunct Faculty,
                                           Department of
                                           Business and
                                           Economics, Ripon
                                           College; Of Counsel
                                           to the law firm
                                           Reinhart Boerner
                                           Van Deuren s.c.,
                                           Milwaukee, WI.

                              DATE FIRST
                POSITIONS     ELECTED OR                               OTHER
 NAME AND AGE      HELD       APPOINTED    PRINCIPAL OCCUPATIONS   DIRECTORSHIPS
   AT 1/1/04    WITH FUNDS    TO OFFICE     DURING PAST 5 YEARS         HELD
 ------------   ----------    ---------    ---------------------   -------------


Jeffrey A.      Director        8/9/01     Chairman of the Board  Director,
Joerres                                    (since May 2001),      Johnson
43                                         President and Chief    Controls, Inc.
                                           Executive Officer      (manufacturer
                                           (since April 1999) of  of automotive
                                           Manpower Inc.          systems and
                                           (non-governmental      building
                                           employment service     controls).
                                           organization);
                                           formerly, Senior Vice
                                           President, European
                                           Operations and Global
                                           Account Management
                                           and Development of
                                           Manpower Inc.

Patrick S.      Director        8/9/01     Distinguished         Director,
Pittard                                    Executive in          Jefferson Pilot
57                                         Residence (teaching   Corporation
                                           position), University (individual
                                           of Georgia.  Until    and group life
                                           October 2001,         insurance and
                                           Chairman of the       annuity
                                           Board, President and  company);
                                           Chief Executive       Former Chairman
                                           Officer of Heidrick & of the Board,
                                           Struggles             The University
                                           International, Inc.   of Georgia
                                           (executive search     Foundation;
                                           firm).                Member, Board
                                                                 of Regents of
                                                                 the University
                                                                 System of
                                                                 Georgia.

Howard B. Witt  Director       3/27/95     Chairman of the        Director,
63                                         Board, President and   Franklin
                                           Chief Executive        Electric Co.,
                                           Officer of             Inc.
                                           Littelfuse, Inc.       (manufacturer
                                           (manufacturer of       of electric
                                           advanced circuit       motors).
                                           protection devices).

DIRECTORS WHO ARE "INTERESTED PERSONS"


Andrew A.       Director        1/5/95     Managing Director of   None.
Ziegler*        and                        Artisan Partners;
45              President                  Chairman of the Board
                                           and President of
                                           Artisan Distributors;
                                           until December 2003,
                                           Chairman of the Board
                                           and Chief Executive
                                           Officer of Artisan
                                           Funds.


----------------------------

* Mr. Ziegler and Ms. Ziegler are married to each other. Mr. and Ms. Ziegler are "interested persons" of Artisan Funds, as defined in the 1940 Act, because each is a Managing Director of Artisan Partners, the investment adviser to Artisan Funds. As officers of Artisan Investment Corporation (an entity incorporated for the sole purpose of acting as general partner to Artisan Partners), Mr. and Ms. Ziegler manage Artisan Partners. Mr. Ziegler is also President of Artisan Distributors, Artisan Funds' principal underwriter.

                              DATE FIRST
                 POSITIONS    ELECTED OR                               OTHER
 NAME AND AGE      HELD       APPOINTED    PRINCIPAL OCCUPATIONS   DIRECTORSHIPS
  AT 1/1/04     WITH FUNDS    TO OFFICE     DURING PAST 5 YEARS         HELD
  ----------    ----------    ----------   ---------------------   -------------

Carlene Murphy  Director       3/27/95     Managing Director of     None.
Ziegler*        and Vice                   Artisan Partners and
47              President                  Portfolio Co-Manager
                                           of Artisan Small Cap
                                           Fund.


                              DATE FIRST
                 POSITIONS    ELECTED OR
 NAME AND AGE      HELD       APPOINTED    PRINCIPAL OCCUPATIONS   DIRECTORSHIPS
  AT 8/01/03    WITH FUNDS    TO OFFICE     DURING PAST 5 YEARS         HELD
  ----------    ----------    ----------   ---------------------   -------------

OFFICERS



Lawrence A.     Chief          1/22/98     Managing Director and    None.
Totsky          Financial                  Chief Financial
44              Officer                    Officer of Artisan
                and                        Partners; Vice
                Treasurer                  President, Chief
                                           Financial Officer and
                                           Treasurer of Artisan
                                           Distributors.

Janet D. Olsen  General        1/18/01     Managing Director and    None.
47              Counsel                    General Counsel of
                and                        Artisan Partners;
                Secretary                  Vice President and
                                           Secretary of
                                           Artisan Distributors;
                                           prior to joining
                                           Artisan Partners in
                                           November 2000, Member
                                           of the law firm
                                           Bell, Boyd & Lloyd LLC,
                                           Chicago, IL.

Michael C. Roos Vice            8/5/99     Managing Director of     None.
45              President                  Artisan Partners;
                                           Vice President of
                                           Artisan Distributors;
                                           until December 2003,
                                           President of Artisan
                                           Funds.



Mark L. Yockey  Vice           4/23/96     Managing Director of    None.
47              President                  Artisan Partners and
                                           Portfolio Manager of
                                           Artisan International
                                           Fund and Artisan
                                           International Small
                                           Cap Fund.

Scott C.        Vice           7/31/97     Managing Director of    None.
Satterwhite     President                  Artisan Partners and
46                                         Portfolio Co-Manager
                                           of Artisan Mid Cap
                                           Value Fund and
                                           Artisan Small Cap
                                           Value Fund.

Andrew C.       Vice           7/31/97     Managing Director of    None.
Stephens        President                  Artisan Partners and
39                                         Portfolio Manager of
                                           Artisan Mid Cap Fund.

                              DATE FIRST
                 POSITIONS    ELECTED OR
 NAME AND AGE      HELD       APPOINTED    PRINCIPAL OCCUPATIONS   DIRECTORSHIPS
  AT 8/01/03    WITH FUNDS    TO OFFICE     DURING PAST 5 YEARS         HELD
  ----------    ----------    ----------   ---------------------   -------------

Marina T.       Vice            8/5/99     Managing Director of     None.
Carlson         President                  Artisan Partners and
39                                         Portfolio Co-Manager
                                           of Artisan Small Cap
                                           Fund; prior to
                                           joining Artisan
                                           Partners in 1999,
                                           Manager of Strong
                                           Mid Cap Disciplined
                                           Fund from its
                                           inception in December
                                           1998 through March
                                           1999; Portfolio
                                           Co-Manager of Strong
                                           Opportunity Fund
                                           and Strong Common
                                           Stock Fund prior
                                           thereto.

James C.        Vice           1/27/00     Managing Director of    None.
Kieffer         President                  Artisan Partners and
38                                         Portfolio Co-Manager
                                           of Artisan Mid Cap
                                           Value Fund and
                                           Artisan Small Cap
                                           Value Fund; from
                                           1997 to 2000, Research
                                           Analyst for
                                           Artisan Partners.

N. David Samra  Vice           6/5/02      Managing Director of     None.
39              President                  Artisan Partners and
                                           Portfolio Manager
                                           of Artisan International
                                           Value Fund; from August
                                           1997 to May 2002,
                                           Portfolio Manager
                                           and Analyst for
                                           Harris Associates
                                           L.P. (investment
                                           management firm).

Gregory K.      Assistant      1/22/98     Managing Director of     None.
Ramirez         Secretary                  Client Accounting and
33              and                        Administration since
                Assistant                  January 2003,
                Treasurer                  Director of Client
                                           Accounting and
                                           Administration from
                                           January 2000 to
                                           December 2002 and
                                           controller of Artisan
                                           Partners prior
                                           thereto; Assistant
                                           Treasurer of
                                           Artisan Distributors.


Sarah A.        Assistant       2/5/03     Associate Counsel of   None.
Johnson         Secretary                  Artisan Partners;
31                                         prior to joining
                                           Artisan Partners
                                           in July 2002,
                                           Associate of the
                                           law firm Bell,
                                           Boyd & Lloyd LLC,
                                           Chicago, IL.


      The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202; Mr. Hefty - W233 N2080 Ridgeview Parkway, Waukesha, Wisconsin 53187; Mr. Joerres - 5301 North Ironwood, Milwaukee, Wisconsin 53217;
Mr. Pittard - c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800,
Milwaukee, Wisconsin 53202; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

      There are several committees of the board of directors including an executive committee, audit committee and governance committee. In addition, the board of directors has appointed a valuation committee, which is comprised of directors and officers. Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. The following table identifies the members of those committees, the function of each committee, and the number of meetings of each committee held during the fiscal period ended September 30, 2003 and the fiscal year ended June 30, 2003.


                                NUMBER OF
                                 MEETINGS   NUMBER OF
                                  DURING    MEETINGS
                                  FISCAL     DURING
                                  PERIOD   FISCAL YEAR
                                  ENDED      ENDED
               MEMBERS OF     SEPTEMBER 30,  JUNE 30,    PRINCIPAL FUNCTIONS OF
 COMMITTEE      COMMITTEE         2003        2003             COMMITTEE
 ---------      ---------         -----       ----             ---------

EXECUTIVE   Andrew A. Ziegler      0          1**     The executive committee
COMMITTEE   Carlene Murphy                            generally has the
            Ziegler                                   authority to exercise the
                                                      powers of the board during
                                                      intervals between
                                                      meetings.

AUDIT       David A. Erne          1          3***    The audit committee
COMMITTEE   Thomas R. Hefty*                          selects the independent
            Jeffrey A.                                auditors; meets with the
            Joerres                                   independent auditors and
            Patrick S.                                management to review the
            Pittard                                   scope and the results of
            Howard B. Witt                            the audits of the Funds'
                                                      financial statements;
                                                      confirms the independence
                                                      of the independent
                                                      auditors; reviews with the
                                                      independent auditors and
                                                      management the
                                                      effectiveness and adequacy
                                                      of the Funds' internal
                                                      controls; pre-approves the
                                                      audit and certain
                                                      non-audit services
                                                      provided by the
                                                      independent auditors; and
                                                      reviews legal and
                                                      regulatory matters.

GOVERNANCE  David A. Erne          0          2       The governance committee
COMMITTEE   Thomas R. Hefty                           makes recommendations to
            Jeffrey A.                                the board regarding board
            Joerres                                   committees and committee
            Patrick S.                                assignments, the
            Pittard                                   composition of the board,
            Howard B. Witt*                           candidates for election
                                                      as non-interested trustees
                                                      and compensation of
                                                      non-interested trustees,
                                                      and oversees the process
                                                      for evaluating the
                                                      functioning of the board.
                                                      The governance committee
                                                      will not consider
                                                      shareholder

                                NUMBER OF
                                 MEETINGS   NUMBER OF
                                  DURING    MEETINGS
                                  FISCAL     DURING
                                  PERIOD   FISCAL YEAR
                                  ENDED      ENDED
               MEMBERS OF     SEPTEMBER 30,  JUNE 30,    PRINCIPAL FUNCTIONS OF
 COMMITTEE      COMMITTEE         2003        2003             COMMITTEE
 ---------      ---------         -----       ----             ---------

                                                      recommendations regarding
                                                      candidates for election as
                                                      directors; however, such
                                                      recommendations may be
                                                      made in the form of a
                                                      shareholder proposal to be
                                                      presented at any future
                                                      meeting of shareholders of
                                                      each Fund.
                                   7
VALUATION   Andrew A. Ziegler                 41      The valuation committee
COMMITTEE   Carlene Murphy                            is responsible for
            Ziegler                                   determining, in
            Janet D. Olsen                            accordance with the
            Gregory K.                                Funds' valuation
            Ramirez                                   procedures, a fair value
            Lawrence A.                               for any portfolio
            Totsky                                    security for which no
                                                      reliable market quotations
                                                      are available or for which
                                                      the valuation procedures
                                                      do not produce a fair
                                                      value.
---------------------------
*   Chairperson of the committee.
** The number shown represents the number of times the committee took action by written consent of the committee members. The executive committee did not otherwise call a meeting of its members during the fiscal period ended September 30, 2003 or the fiscal year ended June 30, 2003.
*** The number shown represents the number of times the committee took action by written consent and by meeting in person. During the fiscal year ended
    June 30, 2003, the audit committee took action once by written consent and held two meetings.

      The compensation paid to the non-interested directors of Artisan Funds for their services as such consists of an annual retainer fee in the amount of $60,000 (to be increased by $3,000 for each series of the Funds in excess of seven). In addition, directors receive a meeting attendance fee of $3,000 for any board meeting held in person and for any committee meeting not held on the same day as a regular board meeting and held in person (even if by telephone) and $500 for any board meeting (or committee meeting if not on the same day as a board meeting) called to be held by telephone. The chairman of any committee and any special liaison appointed by the governance committee receive an additional $5,000, annually. Compensation is paid only to directors who are not interested persons of Artisan Funds or Artisan Partners and is allocated among the series of the Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no deferred compensation, retirement or pension plan.

      The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal period ended September 30, 2003 and the fiscal year ended June 30, 2003 to each director of Artisan Funds.




                     AGGREGATE                  TOTAL               AGGREGATE              TOTAL
                     COMPENSATION           COMPENSATION          COMPENSATION          COMPENSATION
                        FROM              FROM ARTISAN FUNDS           FROM          FROM ARTISAN FUNDS
                   ARTISAN FUNDS           PAID TO DIRECTOR       ARTISAN FUNDS       PAID TO DIRECTORS
                    FOR THE FISCAL          FOR THE FISCAL        FOR THE FISCAL       FOR THE FISCAL
                     PERIOD ENDED             PERIOD ENDED          YEAR ENDED          YEAR ENDED
NAME OF DIRECTOR   SEPTEMBER 30, 2003      SEPTEMBER 30, 2003    JUNE 30, 2003(1)     JUNE 30, 2003(1)
----------------   ------------------      ------------------    ---------------     -----------------
Andrew A. Ziegler    $          0              $          0       $            0         $          0
Carlene Murphy                  0                         0                    0                    0
Ziegler
David A. Erne              14,250                    14,250               51,800               51,800
Thomas R. Hefty            15,000                    15,000               54,800               54,800
Jeffrey A. Joerres         14,250                    14,250               51,800               51,800
Patrick S. Pittard         14,250                    14,250               51,800               51,800
Howard B. Witt             15,000                    15,000               54,800               54,800


---------------------------


1 Artisan International Value Fund commenced operations in September 2002 and paid no compensation during the period ended June 30, 2003.

      At December 31, 2003, the officers and directors of Artisan Funds as a group owned beneficially 6.3% of the outstanding shares of the Artisan International Value Fund, 2.3% of the outstanding shares of the Artisan Small Cap Fund, 2.2% of the outstanding shares of the Artisan Mid Cap Value Fund and less than 1% of the outstanding shares of Artisan International Small Cap Fund, Artisan Small Cap Value Fund and each class of Artisan International Fund and Artisan Mid Cap Fund.

      The following table illustrates the dollar range of shares of each Fund "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each director as of December 31, 2003.1 The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on December 31, 2003.




                           INT'L                                           SMALL    AGGREGATE-
                           SMALL    INT'L    MID        MID CAP    SMALL    CAP       ALL
                INT'L       CAP     VALUE    CAP         VALUE     CAP      VALUE     ARTISAN
    NAME        FUND(1)    FUND     FUND    FUND(1)       FUND     FUND     FUND      FUNDS
    ----        ------     -----   ------   ------      ------   -------   ------    -------

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

                 over                         over        over      over       over       over
David A. Erne  $100,000    None     None    $100,000    100,000   $100,000   100,000    $100,000



Thomas R.     $10,001-     None     None    $10,001-    None   $10,001-    $10,001-      over
Hefty          50,000                        50,000             50,000      50,000    $100,000



                           INT'L                                            SMALL    AGGREGATE-
                           SMALL    INT'L     MID        MID CAP    SMALL    CAP       ALL
                INT'L      CAP      VALUE     CAP         VALUE      CAP     VALUE     ARTISAN
    NAME        FUND(1)     FUND    FUND    FUND(1)       FUND      FUND     FUND      FUNDS
    ----        ------     -----   ------   ------      ------   -------   ------    -------


Jeffrey A.      over                       $50,001-             $50,001-                over
Joerres       $100,000     None    None    100,000      None    100,000        None   $100,000


Patrick S.
Pittard         None       None    None    None         None     None          None      None

Howard B.       over                       over         over                  over        over
Witt          $100,000     None    None   $100,000    $100,000   None       $100,000    $100,000

DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUNDS:

Andrew A.       over       over      over     over      over     over        over        over
Ziegler       $100,000   $100,000  $100,000 $100,000 $100,000  $100,000   $100,000     $100,000

Carlene          over      over      over     over      over     over       over         over
Murphy Ziegler $100,000  $100,000  $100,000 $100,000  $100,000  $100,000  $100,000     $100,000

---------------------------


1 Reflects beneficial ownership of Investor Shares only. As of December 31,
  2003, no director beneficially owned Institutional Shares of the Artisan International Fund or Artisan Mid Cap Fund.


      No director who is not an interested person of the Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

                             PRINCIPAL SHAREHOLDERS


      The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund and Mid Cap Fund) as of December 31, 2003 were:


                                                                   PERCENTAGE OF
                                                                     OUTSTANDING
        NAME AND ADDRESS                   FUND                      SHARES HELD
        ----------------                   ----                      -----------

Charles Schwab & Co. Inc. (1)  International Fund - Investor Shares    43.53%
101 Montgomery Street          International Small Cap Fund            37.10%
San Francisco, CA  94104-4122  International Value Fund                35.37%
                               Mid Cap Fund - Investor Shares          32.37%
                               Mid Cap Value Fund                      42.46%
                               Small Cap Fund                          14.15%
                               Small Cap Value Fund                    30.20%

                                                                PERCENTAGE OF
                                                                  OUTSTANDING
        NAME AND ADDRESS                FUND                      SHARES HELD
        ----------------                ----                      -----------

National Financial Services    International Fund - Investor Shares    12.43%
Corp. (1)                      International Small Cap Fund            17.21%
One World Financial Center     International Value Fund                30.48%
200 Liberty Street             Mid Cap Fund - Investor Shares          10.28%
New York, NY  10281-1003       Mid Cap Value Fund                      24.38%
                               Small Cap Fund                           9.12%
                               Small Cap Value Fund                     5.81%


Saxon and Company (1)          International Fund - Investor            5.77%
P.O. Box 7780-1888             Shares
Philadelphia, PA  19182-0001

New York State Teacher's       International Fund -                     7.38%
Retirement System              Institutional Shares
10 Corporate Wood Drive
Albany, NY  12211-2500

State Street                   International Small Cap Fund             5.32%
FBO Gates Family Foundation
200 Newport Avenue JQB7N
North Quincy, MA  02171-2145

FTC & Company (1)              International Value Fund                 8.01%
Datalynx House Account
P.O. Box 173736
Denver, CO 80217-3736

Fidelity Investments (1)       Mid Cap Fund - Investor Shares           7.13%
100 Magellan Way
Covington, KY  41015-1999

Children's Museum of           Small Cap Fund                          11.10%
Indianapolis
P.O. Box 3000
Indianapolis, IN  46206-3000

PGA Holdings LLC               Small Cap Fund                           7.21%
P.O. Box 50401
Henderson, NV  89016-0401

Washington State University    Small Cap Fund                           5.84%
Regents Foundation Endowment FD
P.O. Box 641025
Pullman, WA 99164-1025

                                                                   PERCENTAGE OF
                                                                     OUTSTANDING
        NAME AND ADDRESS                  FUND                       SHARES HELD
        ----------------                  ----                       -----------

The Northern Trust Company        Small Cap Value Fund                     7.90%
FBO Marshfield Clinic ERP
P.O. Box 92994 Chicago, IL 60675-2994


---------------------------
(1) Shares are held of record on behalf of customers, and not beneficially.

                          INVESTMENT ADVISORY SERVICES


      Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated December 27, 1995 (International Fund); November 7, 2001 (International Small Cap Fund); August 8, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund) and July 31, 1997 (Small Cap Value Fund) (the "Advisory Agreements") and is responsible for overall management of the Funds' assets. Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; and Five Concourse Parkway NE, Suite 2120, Atlanta, Georgia 30328; 65 East 55th Street, 25th Floor, New York, New York 10022.

      The directors held a special meeting of the board on September 26, 2003 to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The purpose of the special meeting was to ensure that the directors had ample opportunity to consider matters they deemed relevant to continuation, and to request any additional information they considered necessary to their deliberations, without undue time constraints. The directors received materials prepared by Artisan Partners and reports prepared by Lipper Inc. relating to each Fund's performance and expenses compared to the performance and expenses of a peer group and universe. The primary focus of the September 26th special meeting was a review of each Fund's investment performance. The directors also briefly reviewed each Fund's expenses and the expense comparisons included in the Lipper reports. In considering investment performance, the directors reviewed data comparing each Fund's performance with
(a) that of a peer group and peer universe identified by Lipper, (b) in the case of Mid Cap Fund, all funds in the Lipper "growth" category to which Artisan Partners believed the Funds would more appropriately be assigned, (c) in the case of Small Cap Fund, all funds in the Lipper small-cap "growth" category to which Artisan Partners believed the Funds would more appropriately be assigned,
(d) in the case of Mid Cap Value Fund, all funds in the Lipper mid-cap "value" category to which Artisan Patners believed The Funds would more appropriately be assigned, and (e) in the case of Small Cap Value Fund, all funds in the Lipper small-cap "core" category. The directors also reviewed information relating to the ranking of Artisan Partners' composite results, of which each Fund is a part, in a universe of institutional managers maintained by The Frank Russell Company.

      The directors also noted recent issues relating to mutual fund trading practices and Artisan Partners reported on the status of those matters.

      The board of directors met again at a regularly-scheduled meeting held on October 9, 2003, that was called in part for the purpose of approving the Advisory Agreements. At the October 9th meeting, the board of directors approved the Advisory Agreements by the unanimous vote of all directors present and also by the unanimous vote of all the "non-interested" directors. In evaluating the Advisory Agreements, the directors reviewed materials furnished by Artisan Partners, including information regarding Artisan Partners, and its personnel, operations and financial condition. The directors discussed with representatives of Artisan Partners each Fund's operations and Artisan Partners' ability to provide advisory and other services to the Funds. The directors also reviewed, among other things:


    o the proposed fees to be charged by Artisan Partners for the services it provides;

    o   each Fund's projected total operating expenses;

    o the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

    o the experience of the investment advisory and other personnel providing services to the Funds and the historical quality of the services provided by Artisan Partners.

      The directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Artisan Partners, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of Artisan Partners' fees and the expense ratio of each Fund in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of each Fund in relation to the results of other comparable investment companies and unmanaged indices; (4) the ability of Artisan Partners to receive research products and services from brokers in connection with brokerage transactions executed for the Funds and other accounts managed by Artisan Partners; and (5) other factors that the directors deemed relevant.

      In return for its services, each Fund, other than Artisan International Small Cap Fund, pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; 0.975 of 1% of average daily net assets from $500 million up to $750 million; 0.950 of 1% of average daily net assets from $750 million to $1 billion; and 0.925 of 1% of average daily net assets over $1 billion. Artisan International Small Cap Fund pays Artisan Partners a monthly fee at the annual rate of 1.25% of the Fund's average daily net assets. Artisan Partners has undertaken to reimburse Artisan Mid Cap Value Fund and Artisan International Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year and Artisan International Small Cap Fund for any ordinary operating expenses in excess of 2.50% of average net assets over each fiscal year.

      Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. The investment advisory fees paid by the Funds for the fiscal period ended September 30, 2003 and for the fiscal years ended June 30, 2003, 2002 and 2001 were:


--------------------------------------------------------------------------

                        FISCAL PERIOD    FISCAL       FISCAL      FISCAL
                            ENDED      YEAR ENDED   YEAR ENDED  YEAR ENDED
                        SEPTEMBER 30,   JUNE 30,     JUNE 30,     JUNE 30,
FUND                        2003          2003        2002          2001
--------------------------------------------------------------------------
International Fund      $20,395,030   $66,306,063 $55,259,932 $46,330,443
--------------------------------------------------------------------------
International Small         972,488     1,489,029     237,769         N/A
Cap Fund
--------------------------------------------------------------------------
International Value Fund     49,178        48,398         N/A         N/A
  less waiver/reimbursement -39,758       -48,398
                             ------       -------
  net fee                     9,420             0
--------------------------------------------------------------------------
Mid Cap Fund              8,025,858    22,682,765  18,065,996    8,031,885
--------------------------------------------------------------------------
Mid Cap Value Fund          181,557       383,960     160,653      24,752
  less waiver/reimbursement                           -93,150     -24,752
                                                      -------     -------
  net fee                                              67,503           0
--------------------------------------------------------------------------
Small Cap Fund              312,469     1,009,495   1,399,001   1,537,430
--------------------------------------------------------------------------
Small Cap Value Fund      1,880,540     5,714,589   5,321,130   3,432,180
--------------------------------------------------------------------------


      Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

      Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                 CODE OF ETHICS

      The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Artisan Distributors LLC ("Distributors") establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

                                   DISTRIBUTOR

      Shares of the Funds are offered for sale by Distributors without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.


      Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (SEC) and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.


                             PORTFOLIO TRANSACTIONS

      Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities. Artisan Partners' primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; whether the broker-dealer furnishes research products or services and the value of such products or services; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected, including its flexibility in completing step-out transactions, and others which are considered; Artisan Partners' knowledge of the financial stability of the broker-dealer selected; whether executing the trade through an electronic communication network (ECN) can provide a better combination of net price and execution; and Artisan Partners' knowledge of actual or apparent operational problems of any broker-dealer considered. Recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

      Artisan Partners maintains and periodically updates a list of approved broker-dealers and dealers, that, in Artisan Partners' judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions and periodically by Artisan Partners brokerage committee, and reports are made annually to the Artisan Funds board of directors.


      Effective July 1, 2003, a relatively small portion of the brokerage commissions generated by each Fund is directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays, in cash, to the Fund generating the commission a portion of the commissions it receives.


      When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners by those organizations. The types of research products and services Artisan Partners may receive include: research reports, subscriptions to financial publications and research compilations; compilations of securities prices, earnings, dividends and similar data; computer databases; quotation services; research-oriented computer software and services; services of proxy-voting, economic and other consultants, and trade organization memberships. When Artisan Partners receives these items in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items in cash, which may provide an incentive to Artisan Partners to select a particular broker-dealer or ECN that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

      In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients' accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

      In some instances, Artisan Partners receives from broker-dealers products or services that are used both as investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services which may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services.

      Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners' account and the accounts of any or all of its clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners and provides clearing and settlement services in connection with a transaction.

      The research products and services received by Artisan Partners include both third-party research (in which the broker-dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker-dealer providing them). Artisan Partners uses only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

      Artisan Partners' use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

      With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention.

      The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated.


-------------------------------------------------------------------------------

                       FISCAL PERIOD
                           ENDED       FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                       SEPTEMBER 30,   ENDED JUNE    ENDED JUNE   ENDED JUNE
FUND                        2003        30, 2003      30, 2002     30, 2001
-------------------------------------------------------------------------------
International Fund      $5,896,799    $15,922,844   $19,639,625  $20,428,765
-------------------------------------------------------------------------------
International Small
Cap Fund                   482,176        747,503      207,961(1)      N/A
-------------------------------------------------------------------------------
International Value
Fund                        18,461        38,264(2)        N/A         N/A
-------------------------------------------------------------------------------
Mid Cap Fund             3,232,061     10,050,406    9,054,690    6,799,254
-------------------------------------------------------------------------------
Mid Cap Value Fund          26,939         86,513       78,993      28,234(3)
-------------------------------------------------------------------------------
Small Cap Fund             167,324        735,616    1,039,700    1,486,218
-------------------------------------------------------------------------------
Small Cap Value Fund       302,993      1,488,702      867,612      629,894
-------------------------------------------------------------------------------
1  For the period from the Fund's inception on December 21, 2001.
2  For the period from the Fund's inception on September 23, 2002.
3  For the period from the Fund's inception on March 28, 2001.

        Effective September 30, 2003, Artisan Funds changed its fiscal year-end from June 30 to September 30. There were decreases in the aggregate commissions paid by all of the Funds for the fiscal period ended September 30, 2003 as compared to the fiscal year ended June 30,

2003 because the September 30, 2003 fiscal period comprised a shorter three-month period as compared to the twelve-month period of the June 30, 2003 fiscal year. There were increases in the aggregate commissions paid by all of the Funds except International Fund and Small Cap Fund for the fiscal year ended June 30, 2003 as compared to the prior fiscal year. International Fund's aggregate commissions decreased for the year ended June 30, 2003 as compared to the prior year due to a decrease in the Fund's portfolio turnover rate. In the case of Small Cap Fund, the decrease resulted primarily from a decrease in net assets from Fund share transactions. The commissions paid by International Small Cap Fund increased primarily due to the fact that the fiscal year ended June 30, 2003 was the Fund's first full fiscal year and due to the increase in the Fund's net assets from Fund share transactions. The increases in aggregate commissions paid by Mid Cap Fund and Small Cap Value Fund were due primarily to the increases in net assets from Fund share transactions and, for Small Cap Value Fund, an increase in the portfolio turnover rate.

      The following table shows the brokerage commissions paid by each Fund to brokers who furnished research services to the Fund or Artisan Partners, and the aggregate dollar amounts involved in those transactions, during the fiscal period ended September 30, 2003 and the fiscal year ended June 30, 2003.



--------------------------------------------------------------------------------------
                            FISCAL PERIOD ENDED              FISCAL YEAR ENDED
                             SEPTEMBER 30, 2003                  JUNE 30, 2003
--------------------------------------------------------------------------------------
                       COMMISSIONS  RELATED AGGREGATE  COMMISSIONS  RELATED AGGREGATE
                         PAID FOR   DOLLAR TRANSACTION   PAID FOR   DOLLAR TRANSACTION
FUND                     RESEARCH        AMOUNT          RESEARCH        AMOUNT
--------------------------------------------------------------------------------------
International Fund       $4,361,934   $1,976,335,736   $15,627,265   $6,841,565,211
-------------------------------------------------------------------------------------
International Small
Cap Fund                    422,170     144,257,236        737,683      271,205,316
-------------------------------------------------------------------------------------
International Value
Fund                         15,910       6,253,882         38,034*      15,161,560*
-------------------------------------------------------------------------------------
Mid Cap Fund              2,652,059   1,286,254,834      8,414,406    3,929,674,443
-------------------------------------------------------------------------------------
Mid Cap Value Fund           19,828      19,718,372         46,010      30,021,982
-------------------------------------------------------------------------------------
Small Cap Fund              152,005      59,096,478        682,555      242,228,318
------------------------------------------------------------------------------------
Small Cap Value Fund        171,997      91,397,974      1,054,234      401,398,725
-------------------------------------------------------------------------------------

* For the period from the Fund's inception on September 23, 2002.

                                  PROXY VOTING

      The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund's proxy, the Fund's economic interest as a shareholder is Artisan Partners' primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders.

      When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by the proxy administration and research service engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

   In the following circumstances Artisan Partners may not vote a Fund's proxy:

    o Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund, such as when the security is no longer held in the Fund's portfolio or when the value of the portfolio holding is indeterminable or insignificant.

    o Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

    o The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan in order to vote the securities.

      Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Funds. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

      Artisan Partners' proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to certain employees or services to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) with which Artisan Partners may be deemed to have a conflict, (b) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners' proxy service provider, and/or
(c) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing existing Artisan Partners' clients or soliciting new clients for Artisan Partners.

      Artisan Partners has engaged a proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities.

      Artisan Partners periodically compares (a) the number of shares voted by the proxy service provider with the holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of the proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

      Beginning in 2004, the Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. Also beginning in 2004, the Funds' proxy voting record for the twelve-month period ending June 30 will be available on the SEC's website at www.sec.gov or on the Funds' website at www.artisanfunds.com by August 31 of each year.

      Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

                         PURCHASING AND REDEEMING SHARES


      Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares" and "How to Sell Shares." In addition, you may, subject to the approval of Artisan Funds, purchase shares of a Fund with securities that are held in the Funds' portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund's goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund's valuation policies. Should Artisan Funds approve your purchase of a Fund's shares with securities, Artisan Funds would follow its "Purchase In-Kind" procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange after receipt of the purchase order) pursuant to Artisan Funds' "Procedures for Valuation of Portfolio Securities" as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 1-800-344-1770.

      Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less. For Artisan International Fund, the redemption fee will be imposed on redemptions (including redemption by exchange) of shares purchased on or after May 1,

2004 and held 90 days of less. In calculating the redemption fee, the Funds currently use the "first-in, first-out" method, but reserve the right, after notice to shareholders, to change that methodology.

      Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value" below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent and the Fund's 2% redemption fee, if applicable.

      Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. A Fund may pay a portion of those that is estimated to be not more than the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners. Artisan Partners also may pay certain authorized agents or financial services companies additional amounts to compensate such companies for marketing and distribution-related services.

      Artisan Funds provides information to many of those intermediaries through a password-protected website, www.artisanfa.com, which is available 24 hours a day, 7 days each week. Through www.artisanfa.com, financial advisors and others who have been granted access to the site are able to view and download month-end data and statistics for each Fund, quarterly manager commentaries, various articles and transcripts, a calendar of events, and other information. Access to www.artisanfa.com is limited to financial advisors and other financial professionals. For more information, financial professionals may telephone 1-800-454-1770.


      Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company (an "authorized agent") authorized by the Fund to accept purchase and redemption orders on a Fund's behalf; or (iii) such authorized agent's designee. There is pending at the date of this Statement of Additional Information a rule proposal by the Securities and Exchange Commission that would require that all purchase and redemption requests be received by Artisan Funds, its primary transfer agent or a registered clearing agency by the time of calculation of net asset value on a day to receive that day's price. That proposed rule, if made effective, would require termination of the authority of those authorized agents to accept orders on behalf of the Funds.


      The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m., Central time, but sometimes earlier) each day the NYSE is open for regular session trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of a Fund should be determined on any such day, in which case the determination will be made as of 3:00 p.m., Central time. The net asset value per share of a Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

      Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund generally invest a significant portion (and perhaps as much as substantially all) of their total assets in securities primarily traded outside the United States and each of the other Funds has the ability to invest up to 25% of its total assets in non-U.S. securities. The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their net asset values, and sometimes are not open on days when the Funds do calculate their net asset values. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Funds calculate their net asset values. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of directors of the Funds if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

      Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

      Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund's net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

      Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

      The Funds have adopted a policy regarding the correction of any error in the computation of NAV in accordance with guidance provided by the staff of the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:


          AMOUNT OF DIFFERENCE                     ACTION TAKEN
          --------------------                     ------------

 <1/2 of 1% of the originally computed  The Fund determines whether it
  NAV                                   has incurred a loss or a
                                        benefit. If the Fund has either paid
                                        excessive redemption proceeds or
                                        received insufficient subscription
                                        proceeds ("fund loss"), the party
                                        responsible for the error is expected to reimburse the Fund for the amount of the loss.
                                        If the Fund has received a benefit
                                        from the error, no action is taken.

  = or > 1/2 of 1% of the originally    If any shareholder has sustained
  computed NAV                          a loss exceeding $10, the Fund or
                                        the party responsible for the error is
                                        expected to pay the shareholder any
                                        additional redemption proceeds owed and
                                        either refund excess subscription monies paid or credit the shareholder's account with additional shares as of the date of the error.

                                        Either the responsible party or the
                                        individual shareholders who experienced
                                        a benefit as a result of the error are
                                        expected to reimburse the Fund for any
                                        fund losses attributable to them.

                           ADDITIONAL TAX INFORMATION

      Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If any of the Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund's shareholders.

      Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is deemed paid as of December 31 of the prior calendar year.

      You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain, except as described below with respect to "qualified dividend income." Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by a Fund for more than one year.

      The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" received by noncorporate shareholders who satisfy certain holding period requirements. In the case of a Fund, which qualifies as a regulated investment company for tax purposes, the amount of dividends that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

      You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

      If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

      A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

     o You fail to furnish your properly certified social security or other tax identification number;

     o You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

     o You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

     o The IRS informs the Fund that your tax identification number is incorrect.


      As modified by the Act, the backup withholding percentage is 28% for amounts paid through 2010, when the percentage will increase to 31% unless amended by Congress.

      The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.


      The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

      In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income that the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

      The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

      A Fund's transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Foreign currency gains and losses are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

      If more than 50% of a Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Artisan Partners will consider the value of the benefit to a typical shareholder, the cost to a Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by a Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

      Each of International Fund, International Small Cap Fund, and International Value Fund intends to meet the requirements of the Code to pass through to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund, if the foreign taxes paid by the Fund will pass through for that year, and if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under
Section 401 of the Code, will not be affected by any such pass through of foreign tax credits. The other Funds do not expect to be able to pass through foreign tax credits.

                          CUSTODIAN AND TRANSFER AGENT

      State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                              INDEPENDENT AUDITORS

      Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin, 53202, serves as the Funds' independent auditors. The independent auditors provide services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and (iii) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

      The financial statements for the Funds for the fiscal period ended September 30, 2003, the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds' (Investor Shares) annual reports to shareholders.

                                    APPENDIX
                                   ---------

                           DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

                               RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                   S&P RATINGS

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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